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                                                                   EXHIBIT 10.17

                 SECURED PROMISSORY NOTE AND PLEDGE AGREEMENT
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$360,366.38                                                     October 16, 1996
                                                         Los Angeles, California


     FOR VALUE RECEIVED, the undersigned Paul A. Zevnik (the "Maker") promises to pay to the order of Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Holder"), or order, at 11900 Olympic Boulevard, Suite 590, Los Angeles, California 90064, or at such other place as may be designated in writing by the Holder of this Promissory Note and Pledge Agreement (the "Note and Pledge Agreement"), the principal sum of Three Hundred Sixty Thousand Three Hundred Sixty-Six and 38/100 Dollars ($360,366.38), together with interest on the unpaid balance at the rate of 5.625% per annum commencing on the date first set forth above. Interest payable hereunder shall be calculated on the basis of a three hundred and sixty-five (365) day year.

     Subject to the provisions for acceleration herein, all principal and interest due hereunder shall be due and payable in one (1) installment of principal and all accrued interest on October 16, 2001. The foregoing sentence notwithstanding, in the event that (i) Holder sells all or substantially all of its assets and elects to liquidate and dissolve in connection with such sale or
(ii) Maker sells all or substantially all of its interest in Holder, then all outstanding principal and all accrued but unpaid interest at such time shall be immediately due and payable to Holder.

     Maker may prepay, at any time, all or part of the principal balance due under this Note and Pledge Agreement, without premium or penalty; provided, however, that with each prepayment, Maker shall also pay the interest accrued on the principal amount, to and including the date of such prepayment. All principal and interest due hereunder is payable in lawful money of the United States of America.

     Interest not paid when due shall bear interest at the same rate as unpaid principal, provided that in no event shall such interest exceed the maximum rate permitted by law.

     This Note and Pledge Agreement and all transactions hereunder shall be governed by, construed under and enforced in accordance with the laws of the State of Delaware as applied without reference to the principles of conflicts of law.

     Maker hereby delivers, pledges and grants a first priority security interest to Holder in 18,029 Class A Units of the Holder (the "Units") and in all rights or other distributions issued as an addition to, in substitution or in exchange for, or on account of, the Units (collectively the "Rights"), and all proceeds of the foregoing, now or hereafter acquired by Maker. Maker hereby gives Holder the right to file financing statements in the State of California and the District of
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Columbia and to perform any other action necessary to perfect or protect such security interest. The Units and the Rights and the proceeds of each of the foregoing, are hereinafter collectively referred to as the "Collateral."

     The security interest pursuant to this Note and Pledge Agreement is given as security for the full and timely payment, performance and satisfaction of any and all of Maker's obligations and liabilities owing to Holder pursuant to this Note and Pledge Agreement, including all interest due under this Note and Pledge Agreement and extensions, modifications and renewals hereof. All such obligations and liabilities of Maker are hereafter collectively referred to as the "Obligations." The Obligations shall include, without limitation, any and all amounts expended by Holder in accordance with the terms of this Note and Pledge Agreement, including reasonable attorneys' fees and costs.

     Maker hereby appoints Holder as its attorney-in-fact to arrange, at any time during the existence of, or after the occurrence of, a Default, and pursuant to the exercise of Holder's remedies under the California Uniform Commercial Code for the transfer of the Collateral on the books of Entravision Communications Company, L.L.C., a Delaware limited liability company, to the name of Holder or to the name of Holder's nominee.

     In the event Maker shall become entitled to receive, or shall receive, in connection with any of the Collateral, (i) any membership unit certificate, including any certificate representing a membership unit dividend or any certificate in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of membership unit, membership unit split or spin-off, (ii) any option, warrant or right, whether as an addition to or in substitution of any of the Collateral, or otherwise, (iii) any dividend or distribution payable in property, including securities issued as a dividend on the Collateral, or (iv) any other distributions of any kind whatsoever, Maker shall accept same as encumbered by the security interest created hereby, and shall deliver same forthwith to Holder in the exact form received, including as appropriate, Maker's endorsement of appropriate membership unit powers duly executed in blank, to be held as a part of the Collateral, subject to the terms hereof, or, in the case of a cash dividend payable with respect to the Units, to be applied as a payment of principal due under this Note and Pledge Agreement; provided, however, that for so long as no Default (defined below) is in existence and there is no condition or event in existence which, with notice or lapse of time, or both, would become a Default, Maker shall have sole voting rights with respect to the Collateral.

     Maker warrants and represents to Holder that (a) Maker has power and authority to enter into this Note and Pledge Agreement and to pledge the Units for the purposes described herein, (b) Maker is the legal record and beneficial owner of all of the Units, (c) except as set forth in that certain Pledge Agreement dated as of December 31, 1996 between Maker and Union Bank of California, N.A. ("Union Bank") (the "Union Bank Pledge Agreement"), all of the Units are owned by Maker free of any pledge, mortgage, lien or security interest of any kind, except as created hereby or other junior liens consented to in writing by Holder, (d) the execution and delivery by Maker of this Note and Pledge Agreement, and subject to the Union Bank Pledge

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Agreement, the performance of its terms, will not result in any violation or default under the terms of any agreement or instrument, or any law or governmental rule or regulation applicable to Maker or the Units, including, without limitation, securities registration, securities disclosure or similar laws, (e) upon execution and delivery by Maker of this Note and Pledge Agreement and upon the filing of financing statements in the State of California and the District of Columbia (which financing statements may be filed only after Union Bank files its financing statements pursuant to the Union Bank Pledge Agreement), this Note and Pledge Agreement shall create a valid and perfected first priority security interest (subject to the rights of Union Bank under the Union Bank Pledge Agreement) in the Units and the proceeds thereof, subject to no other prior or subordinate security interest and (f) there are no restrictions upon the rights or affecting the transfer of any of the Collateral except for junior liens consented to in writing by Holder and the rights of Union Bank under the Union Bank Pledge Agreement.

     Maker hereby covenants that, until such time as the Obligations have been fully paid, performed and satisfied: (a) except as set forth in the Union Bank Pledge Agreement, Maker will not sell, convey or otherwise dispose of any of the Collateral or any interest therein, or create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the Collateral, or the proceeds thereof, other than the security interest created hereby and junior liens consented to in writing by Holder; (b) Maker will defend Holder's right, title and security interest in and to the Collateral (subject to the rights of Union Bank under the Union Bank Pledge Agreement) against the claims of any person or entity; (c) Maker will promptly deliver to Holder a copy of all written notices or correspondence received by Maker with respect to the Collateral; and (d) Maker shall, at Maker's own expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Holder from time to time may reasonably request in order to ensure to Holder the benefits of the lien in and to the Units intended to be created by this Note and Pledge Agreement.

     As used herein, the term "Default" shall mean the occurrence of any one or more of the following events or conditions: (a) the failure of full and timely payment, or full and timely performance and satisfaction, whether by acceleration or otherwise, of any of the Obligations in accordance with their terms; (b) Maker admits in writing its inability to pay its debts as they become due or makes a general assignment for the benefit of creditors or files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors; or (c) an involuntary petition is filed against Maker under any bankruptcy, reorganization, insolvency or moratorium law, or any other law or laws for the relief of, or relating to, debtors unless such petition shall be dismissed or vacated within sixty (60) days of the date thereof.

     Upon the occurrence or existence of a Default, Holder shall have, in addition to any other rights given by law or the rights hereunder (subject to the rights of Union Bank under the Union Bank Pledge Agreement) (a) the right to declare immediately due and payable the entire unpaid principal amount of this Note and Pledge Agreement, together with all interest thereon, plus any other amounts payable at the time of such declaration pursuant to this Note and Pledge Agreement,

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and (b) all of the rights and remedies with respect to the Collateral of a secured party under the California Uniform Commercial Code. Holder's rights shall include, without limitation, the right to proceed immediately to have any or all of the Collateral registered in Holder's name or in the name of a nominee, to exercise all voting rights with respect to the Collateral and all other corporate rights, privileges or options pertaining thereto as if Holder were the absolute owner thereof, and to receive any, and to continue to apply, all cash dividends against the Obligations. In addition, with respect to the Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of Holder, Holder may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price as Holder may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, and the purchaser of any or all of the Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless the Collateral threatens to decline speedily in value or becomes of a type sold on a recognized market, Holder will give Maker reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies or other financial institutions disposing of property similar to the Collateral, whether conducted solely by Holder or in concert with other creditors of Maker, shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to Maker, at 1299 Pennsylvania Ave. N.W., Suite 990, Washington, D.C. 20004, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale, is, to the extent permitted by law, hereby waived by Maker. Holder may, in its own name, or in the name of a designee or nominee, buy the Collateral at any public sale of the Collateral. Maker will pay to Holder all expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof. In connection with any sale of Collateral by Holder, Holder shall have the right to execute any document or form, in its name or the name of Maker, which may be necessary or desirable in connection with such sale. Upon the occurrence or existence of any event of Default and all times thereafter, Holder shall be entitled to receive and retain for its own account any and all dividends at any time declared upon any of the Collateral.

     In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Collateral may be effected after an event of Default and prohibit or prevent the advertising for sale of all or any part of the Collateral as required by the California Uniform Commercial Code, Maker agrees that upon the occurrence or existence of a Default, Holder may, from time to time, attempt to sell all or any part of the Collateral by one or more private placements or sales restricting the bidder and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution or resale. In so doing, Holder may solicit offers to buy the Collateral, or any part of it for cash, from a limited number of investors deemed by Holder, in its reasonable judgment, to be respectable parties who might be interested in purchasing the Collateral, and if Holder solicits such offers from not less than four (4) such investors, then the acceptance by Holder of the highest offer

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obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

     The proceeds of any disposition of all or any part of the Collateral, as provided above, shall be applied as follows: (i) first, to the costs and expenses incurred in connection therewith or incidental thereto, including reasonable attorneys' fees and legal expenses; (ii) second, to the satisfaction of the Obligations; (iii) third, to the payment of any other amounts required by applicable law; (iv) fourth, to satisfy any amounts owing which are secured by junior liens consented to in writing by Holder; and (v) fifth, to Maker to the extent of any surplus remaining.

     Upon full payment and performance of all of the Obligations by Maker and upon payment of all additional costs and expenses provided herein, this Note and Pledge Agreement shall terminate and Holder shall deliver to Maker, at Maker's expense, such of the Units as shall not have been sold, or otherwise disposed of pursuant to this Note and Pledge Agreement.

     If an action is instituted for collection of this Note and Pledge Agreement, the Maker agrees to pay court costs and reasonable attorneys' fees incurred by the Holder.

     This Note and Pledge Agreement may be changed, modified, amended or terminated only by a written instrument duly executed by Holder and Maker, except as expressly provided to the contrary herein.

     Except as expressly provided herein, Maker of this Promissory Note and Pledge Agreement waive diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Promissory Note and Pledge Agreement, and expressly agree that this Promissory Note and Pledge Agreement, or any payment hereunder, may be extended from time to time and consent to the acceptance of security, if any, or the release of security, if any, from this Promissory Note and Pledge Agreement, all without in any way affecting the liability of the Maker and endorsers or guarantors hereof, if any.

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     IN WITNESS WHEREOF, the undersigned has caused this Note and Pledge
Agreement to be duly executed, effective the day and year first above written.


"MAKER"                            /s/ Paul A. Zevnik
                                   ----------------------------------
                                   Paul A. Zevnik


ACKNOWLEDGED AND AGREED TO:

Entravision Communications Company, L.L.C., a Delaware limited liability company


By:/s/ Walter F. Ulloa
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Print Name:____________________________
Title:_________________________________

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